Exhibit 10.6

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


     THIS AMENDMENT, dated as of the 21st day of July, 1998, by and between BUCKHEAD AMERICA CORPORATION ("Company"), a Delaware corporation, and Robert B. Lee ("Executive").

                              W I T N E S S E T H:


     WHEREAS, Company and Executive entered into that certain Employment Agreement dated July 1, 1993 ("Agreement" providing for employment of Executive by the Company; and

     WHEREAS, Company and Executive desire to enter into this Amendment for the purpose of evidencing their mutual understanding and agreement regarding the extension of the term of Executive's employment by the Company and certain other matters relating to such employment as set forth herein below.

     NOW, THEREFORE, for and in consideration of the mutual premises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Executive, intending to be legally bound, agree as follows:

     1. Defined Terms. All terms used herein and denoted by their initial capitalization shall have the meanings set forth in the Agreement or First Amendment unless set forth herein to the contrary.

     2.   Extension of  Employment  Term.  The term of  employment  described at
          Section 4 of the Agreement shall be extended to July 31, 2002.

     3. Definition of Base Salary. The definition of Base Salary only as it pertains to Section 4B of The Agreement shall be amended and the following definition shall apply:

          "BaseSalary" - Base Salary shall be defined for the purpose of Section 4B as the Executive's annual salary plus the average annual bonus for the two years proceeding termination plus the annual cost of group insurance.

     4. Continued Validity. Except as specifically amended by this Amendment as herein above provided, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect.



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     IN WITNESS  WHEREOF,  the parties  have set their  hands and affixed  their seals to this Amendment to be effective as of the day and year first above written.


COMPANY:                                EXECUTIVE:

Buckhead America Corporation



BY: /s/ Robert M. Miller                /s/ Robert B. Lee
    --------------------------          ----------------------
    Title: Chairman                     Robert B. Lee